UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 12, 2006
THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Amendment to the 2004 Executive Long Term Incentive Program
     On December 12, 2006, the Management Development and Compensation Committee (the “MDCC”) of the board of directors of The Timberland Company (the “Company”) approved an amendment to the Company’s 2004 Executive Long Term Incentive Program, as amended (the “2004 LTIP”). The amendment was effective December 12, 2006. The amendment delays the grant of any restricted stock awards, to the extent earned, to eligible executives that would otherwise be made in March, 2007 to July 10, 2007 for the three-year award period of January 1, 2004 to December 31, 2006. A copy of this amendment to the 2004 LTIP will be filed as an exhibit to the Company’s next periodic report or registration statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
Date: December 15, 2006	By:	/s/ John Crimmins
		Name:	John Crimmins
		Title:	Vice President, Corporate Controller and Chief Accounting Officer